Investor Presentation As of June 30, 2022 Exhibit 99.1

Forward-Looking Statements This presentation of First US Bancshares, Inc. (“FUSB” or the “Company”) contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB’s senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements and cause actual results to differ materially from those projected in such forward-looking statements are identified in the public filings made by the Company with the SEC, and forward-looking statements contained in this document or in other public statements of the Company or its senior management should be considered in light of those factors. Such factors may include the rate of growth (or lack thereof) in the economy generally and in the Company’s service areas; the impact of the current COVID-19 pandemic on the Company’s business, the Company’s customers, the communities that the Company serves and the United States economy, including the impact of actions taken by governmental authorities to try to contain the virus and protect against it, through vaccinations and otherwise, or address the impact of the virus on the United States economy (including, without limitation, the Coronavirus Aid, Relief and Economic Security (CARES) Act and subsequent federal legislation) and the resulting effect on the Company’s operations, liquidity and capital position and on the financial condition of the Company’s borrowers and other customers; the impact of changing accounting standards and tax laws on the Company’s allowance for loan losses and financial results; the impact of national and local market conditions on the Company’s business and operations; strong competition in the banking industry; the impact of changes in interest rates and monetary policy on the Company’s performance and financial condition; the pending discontinuation of LIBOR as an interest rate benchmark; the impact of technological changes in the banking and financial service industries and potential information system failures; cybersecurity and data privacy threats; the costs of complying with extensive governmental regulation; the possibility that acquisitions may not produce anticipated results and result in unforeseen integration difficulties; and other risk factors described from time to time in the Company’s public filings, including, but not limited to, the Company’s most recent Annual Report on Form 10-K. Relative to the Company’s dividend policy, the payment of cash dividends is subject to the discretion of the Board of Directors and will be determined in light of then-current conditions, including the Company’s earnings, leverage, operations, financial conditions, capital requirements and other factors deemed relevant by the Board of Directors. In the future, the Board of Directors may change the Company’s dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions.

Presentation Disclosure This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation. Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date. This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measures”), including tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures. Quarterly data presented herein have not been audited by FUSB’s independent registered public accounting firm.

Contents

- Corporate Profile……………………………………………………………………………5
- Strategic Focus………………………………………………………………………………8
- 2Q and Year-to-Date 2022 Highlights……………………………………………………12
- Loan Portfolio Trends……………………………………………………………………13
- Recent Financial Trends……………………………………………………………………18
- Risk Management – Capital, Liquidity and Market Sensitivity……………………………27
- Appendix: Non-GAAP Reconciliation………………………………………………………30

FIRST US BANCSHARES, INC.

4

Company Founded: 1952 Headquarters: Birmingham, AL First US Bank: 15 Branches (1) / 2 LPOs Acceptance Loan Co: 0 Branches (2) Total Assets: $955 million Net Loans: $706 million Total Deposits: $844 million Tangible BV: $12.70 per share (3) Exchange: NASDAQ: FUSB Stock Price : $11.00 Price to TBV: 87% (3) Market Cap: $64.6 million Annual Dividend: $0.12 Dividend Yield: 1.09% Corporate Profile Information as of 6/30/2022 The Bank permanently closed four branch locations in September 2021. FUSB permanently closed all ALC branches to the public in September 2021. See slide 9 for a summary of recent events regarding ALC. Calculations of tangible balances and measures are included in the Appendix.

Corporate Profile Senior Leadership Team James F. House President and Chief Executive Officer Veteran banker with SouthTrust Bank for 31 years Business consultant 2005 to 2009 focusing on management, investments, and commercial and consumer lending issues Florida Division President with BankTrust from 2009 to 2011 Tenure at FUSB began November 2011 Thomas S. Elley Senior Executive Vice President, Chief Financial Officer CPA holding various positions with Deloitte & Touche LLP over 13-year period Previous banking positions with Regions Financial Corp., Iberiabank Corp., and SouthTrust Bank Tenure at FUSB began October 2013 David P. McCullum Senior Executive Vice President, Commercial Lending Veteran commercial banker with Regions Financial Corporation and AmSouth Bank for 20 years CPA Tenure at FUSB began July 2015 William C. Mitchell Senior Executive Vice President, Consumer Lending Veteran consumer lender with 32 years of lending experience CEO and President of Acceptance Loan Company, Inc. (Bank Subsidiary) from 2007 to 2019 Tenure at FUSB began May 1997 Phillip R. Wheat Senior Executive Vice President, Chief Information and Operations Officer Veteran IT and Operations manager with 32 years of experience Experienced in acquisitions, branding, cost mitigation, cyber security, and digital transformation Tenure at FUSB began April 2013 Eric H. Mabowitz Executive Vice President, Chief Risk Officer Veteran Risk and Operations manager with 34 years of experience MBA Tenure at FUSB began March 2008

Corporate Profile First US Bank – Branch and LPO Location Map

` PRIMARY GOALS Grow EPS, ROA and ROE Consistent, diversified loan and deposit growth Adherence to strong credit culture Effective expense control – both interest and non-interest LENDING FOCUS EXPENSE CONTROL LONGER TERM GROWTH EFFORTS Superior organic growth in earning assets Adherence to commercial lending fundamentals: cash flow, debt service coverage and loan-to-value considerations Avoid speculative lending on land and development Minimal exposure to hotels/motels and dine-in restaurants Maintain continuous loan review and loan grading system Consumer lending focused on higher credit scores and geographic and product diversification Strategic Focus Objective: Increase franchise value Maintain strong core deposit franchise while being responsive to the interest rate environment Expand use of current digital offerings among customer base to optimize branch footprint Improve efficiency through process improvement and scale Grow loan production offices to levels that support limited branching Promote use of digital banking offerings to expanded customer base Consider acquisitions to enter new growth markets

Strategic Focus Update on Recent Strategic Initiatives In 2021, the Company undertook certain initiatives as part of a long-term strategy to reduce expenses, fortify asset quality, and focus the Company’s loan growth efforts. These initiatives included closure of certain Bank branches, as well as efforts to improve processes and simplify the Company’s business model. The most significant strategic initiative undertaken was the cessation of new business development at ALC and the permanent closure of ALC’s 20 branch lending locations in Alabama and Mississippi to the public. ALC is continuing to service its remaining portfolio of loans from its headquarters in Mobile, Alabama. It is expected that the majority of ALC’s loans will be paid off by the end of 2023. The strategic initiatives have led to significant decreases in non-interest expense, including reductions in salaries and benefits, occupancy and equipment, and other expenses. As of June 30, 2022, the Company employed 156 full-time equivalent employees, compared to 175 as of December 31, 2021, and 259 as of June 30, 2021. Non-interest expense totaled $13.9 million for the six months ended June 30, 2022, compared to $16.8 million for the six months ended June 30, 2021. Expense reductions are expected to contribute favorably to the Company’s earnings in future periods; however, revenues associated with loans at ALC will also decrease as the portfolio continues to pay down. As of June 30, 2022, ALC’s loan portfolio (net of unearned interest and fees) totaled $28.1 million, compared to $40.8 million as of December 31, 2021, a decrease of 31.0%. Interest income on ALC’s loans was reduced to $2.9 million for the six months ended June 30, 2022, compared to $4.7 million for the six months ended June 30, 2021, a decrease of 39.2%. The Company remains focused on growth in other earning asset categories, as well as ongoing efforts to reduce operating expenses and improve the Company’s efficiency over time. In 1Q2022, the Company brought its retail banking, technology and deposit operations functions under a single organizational structure. Under this structure, management expects to continue to improve the efficiency of its retail banking operation, while also improving the promotion and deployment of the Company’s digital products and services.

Strategic Focus Building and Maintaining a Diversified Balance Sheet Loan Composition as of 6/30/2022 Deposit Composition as of 6/30/2022

Strategic Focus A Favorable Geographic Footprint Potential Markets for Growth Alabama: Auburn Dothan Huntsville Montgomery Florida: Destin Panama City Pensacola Georgia: Athens Atlanta Augusta Columbus Macon Mississippi: Hattiesburg Jackson Meridian South Carolina: Greenville Tennessee: Memphis Nashville

Net income of $0.22 per diluted share in 2Q2022, compared to $0.20 in 1Q2022, and $0.14 in 2Q2021 Year-to-date net income of $2.8 million, compared to $1.9 million for same period in 2021, an increase of 45.9% Year-to-date noninterest expense reduction of $2.9 million, or 17.0%, compared to first six months of 2021 Continued reduction in interest expense Weighted average deposit cost of 0.27% in 2Q2022, compared to 0.25% in 1Q2022, and 0.34% in 2Q2021 Total funding costs of 0.32% for six months ended June 30, 2022, compared to 0.37% same period of 2021 Increase in provision for loan and lease losses of $0.7 million comparing six months ended June 30, 2022 to same period of 2021 Increase in net charge-offs at ALC in 2022 amid cessation of business strategy Additional qualitative adjustments for economic uncertainties that have emerged in 2022 Loan balances increased by $35.7 million, or 5.3%, during 2Q2022 Year-to-date loan growth of $4.8 million, or 0.7% Growth in consumer indirect, multi-family residential and commercial real estate offset reductions in other categories, including ALC Tangible book value continued to decrease in 2Q2022, amid rising interest rate environment Tangible common equity to tangible assets totaled 7.88% as of June 30, 2022, compared to 8.63% as of December 31, 2021 Decrease exclusively resulted from fair value changes in accumulated other comprehensive income Unrealized losses in available-for-sale (AFS) securities portfolio were partially offset by unrealized gains on cash flow hedge positions No other-than-temporary impairment recorded associated with the AFS portfolio Completed repurchase of 260,800 shares of the Company’s common stock Weighted average price of $11.01 per share Brings total repurchases to 348,400 shares year-to-date 2022 (weighted average price of $10.99 per share) 2Q and Year-to-Date 2022 Highlights

Loan Portfolio Trends Growth in Consumer Indirect, Multi-family and CRE

Loan Portfolio Trends Non-Residential CRE and Construction Portfolio Breakdown Non-Residential CRE Breakdown as of 6/30/2022 Note: Dollars in thousands Construction Breakdown as of 6/30/2022

Loan Portfolio Trends Indirect Portfolio Significant growth since 2020 due to state expansion and consumer choices during the pandemic Average yield of 5.35% in 2Q2022 Weighted average credit score 761 as of 6/30/22 Enhanced geographic diversification of the loan portfolio This portfolio segment includes loans secured by collateral purchased by consumers in retail stores with whom the Company has an established relationship to provide financing if applicable underwriting standards are met. The collateral securing these loans generally includes recreational vehicles, campers, boats, horse trailers and cargo trailers. Indirect Lending Currently Conducted in 12 States: Alabama Florida Georgia Kentucky Mississippi Missouri North Carolina Oklahoma South Carolina Tennessee Texas Virginia

Loan Portfolio Trends Indirect Portfolio Breakdown Indirect by Collateral as of 6/30/2022(1) Indirect by State as of 6/30/2022(1)(2) (1) Dollars in thousands (2) Represents state in which the participating dealer operates

Loan Portfolio Trends Asset Quality – Increase in charge-offs at ALC contributed to additional loan loss provisions 5 Quarter Annualized Net Charge-offs

Recent Financial Trends 5 Quarter Annualized Margin Report (1) Average Rate on Interest-Bearing Liabilities and Non-Interest-Bearing Deposits 2021Q2 2021Q3 2021Q4 2022Q1 2022Q2 Total Loans 5.76% 5.49% 5.27% 5.15% 5.02% Taxable Investment Securities 1.42% 1.35% 1.38% 1.51% 1.80% Tax-Exempt Investment Securities 1.83% 1.77% 1.67% 1.76% 1.74% Federal Home Loan Bank Stock 3.69% 3.65% 3.65% 3.69% 4.02% Interest-bearing Deposits in Banks 0.10% 0.16% 0.16% 0.20% 0.73% Average Yield on Interest- earning Assets 4.66% 4.48% 4.42% 4.28% 4.22% Demand Deposits 0.25% 0.23% 0.21% 0.20% 0.21% Money Market/Savings Deposits 0.32% 0.30% 0.28% 0.29% 0.40% Time Deposits 0.72% 0.62% 0.55% 0.48% 0.48% Borrowings 1.68% 1.70% 3.05% 3.07% 2.63% Average Rate on Interest bearing Liabilities 0.45% 0.40% 0.42% 0.40% 0.41% Average Rate on Total Funding Costs (1) 0.36% 0.32% 0.34% 0.32% 0.32% Net Interest Margin 4.31% 4.17% 4.10% 3.97% 3.91%

Recent Financial Trends Asset Quality – NPA reduction following sale of closed branch assets Nonperforming loans represent loans in nonaccrual status, while nonperforming assets includes both nonaccrual loans and OREO. Nonperforming assets increased in 3Q2021 following closure of four owned Bank branches and one owned ALC branch. Nonaccrual loans increased in 4Q2021 following implementation of the ALC dissolution strategy. Closed branch assets totaling $2.0 million were reclassified into OREO following the closures. All of the Bank’s closed branches had been sold by June 30, 2022. Nonperforming Assets (1) Nonperforming Loans (1)

Recent Financial Trends Profitability Metrics (1) Calculations of tangible balances and measures are included in the Appendix

Recent Financial Trends Balance Sheet Metrics

Recent Financial Trends Non-interest Income and Expense Non-interest Income Other lncome Other sources of non-interest income include: Bank-owned life insurance Gains on the sales of premises and equipment and other assets Credit insurance commissions and fees Non-interest Expense

Recent Financial Trends Share Price vs. Tangible Book Value (87% as of 6/30/2022)(1) (1) Calculations of tangible balances and measures are included in the Appendix

Quarter Ended Year to Date 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 6/30/2022 6/30/2021 Diluted Net Income per Share $ 0.22 $ 0.20 $ 0.25 $ 0.13 $ 0.14 $ 0.42 $ 0.28 Return on Average Assets (annualized) 0.58% 0.58% 0.71% 0.35% 0.41% 0.58% 0.42% Return on Average Tangible Common Equity (annualized) (1) 7.21% 6.77% 8.29% 4.08% 4.76% 6.99% 4.82% Net Interest Margin 3.91% 3.97% 4.10% 4.17% 4.31% 3.94% 4.35% Efficiency Ratio (2) 71.0% 74.0% 73.2% 83.5% 83.0% 72.5% 83.4% Net Loans to Deposits Ratio 83.6% 78.5% 83.5% 82.3% 80.9% 83.6% 80.9% Tangible Book Value per Common Share (1) $ 12.70 $ 13.02 $ 13.28 $ 13.10 $ 12.96 $ 12.70 $ 12.96 Recent Financial Trends Selected Financial Data (1) Calculations of tangible balances and measures are included in the Appendix (2) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Recent Financial Trends Selected Balance Sheet Information (dollars in thousands) As of 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 Cash and Federal Funds Sold $ 33,841 $ 97,920 $ 61,326 $ 75,342 $ 81,906 Investment Securities $ 152,536 $ 137,736 $ 134,319 $ 121,467 $ 123,583 Loans, Net of Allowance for Loan and Lease Losses $ 705,886 $ 669,846 $ 700,030 $ 696,972 $ 677,756 OREO $ 276 $ 874 $ 2,149 $ 2,373 $ 846 Total Assets $ 955,385 $ 968,646 $ 958,302 $ 956,734 $ 946,946 Deposits $ 844,296 $ 853,117 $ 838,126 $ 846,842 $ 837,885 Total Shareholders’ Equity $ 82,576 $ 87,807 $ 90,064 $ 89,597 $ 88,778 Short-term Borrowings $ 10,088 $ 10,062 $ 10,046 $ 10,037 $ 10,017 Long-term Borrowings $ 10,690 $ 10,671 $ 10,653 $ - $ - Total Liabilities and Shareholders’ Equity $ 955,385 $ 968,646 $ 958,302 $ 956,734 $ 946,946

Recent Financial Trends Income Statements (dollars in thousands, except per share data)   Quarter Ended Year to Date 6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021 6/30/2022 6/30/2021 Total Interest Income $ 9,525 $ 9,381 $ 9,987 $ 10,030 $ 10,059 $ 18,906 $ 19,904 Total Interest Expense 699 672 727 695 747 1,371 1,528 Net Interest Income $ 8,826 $ 8,709 $ 9,260 $ 9,335 $ 9,312 $ 17,535 $ 18,376 Provision for Loan and Lease Losses 895 721 493 618 498 1,616 899 Net Interest Income After Provision for Loan and Lease Losses $ 7,931 $ 7,988 $ 8,767 $ 8,717 $ 8,814 $ 15,919 $ 17,477 Total Non-Interest Income 856 829 865 896 809 1,685 1,760 Total Non-Interest Expense 6,878 7,056 7,414 8,547 8,399 13,934 16,795 Income Before Income Taxes $ 1,909 $ 1,761 $ 2,218 $ 1,066 $ 1,224 $ 3,670 $ 2,442 Provision for Income Taxes 494 400 507 229 271 894 539 Net Income $ 1,415 $ 1,361 $ 1,711 $ 837 $ 953 $ 2,776 $ 1,903 Basic Net Income per Share $ 0.23 $ 0.22 $ 0.27 $ 0.13 $ 0.15 $ 0.45 $ 0.30 Diluted Net Income per Share $ 0.22 $ 0.20 $ 0.25 $ 0.13 $ 0.14 $ 0.42 $ 0.28 Dividends per Share $ 0.03 $ 0.03 $ 0.03 $ 0.03 $ 0.03 $ 0.06 $ 0.06

Risk Management Equity Capital (1) Calculations of tangible balances and measures are included in the Appendix.

Risk Management Managing Investment Risk and Liquidity Investment Portfolio Composition (Book Value) As of 6/30/2022 Portfolio Detail as of 6/30/2022 (in $000s) Book Value Market Value Unrealized Gain/Loss MBS - Commercial $ 21,643 $ 21,247 $ (396) MBS - Residential 53,421 49,685 (3,736) Municipal 4,328 4,222 (106) Corporate 19,856 18,564 (1,292) Government Agency 5,823 5,133 (690) U.S. Treasury 56,936 53,590 (3,346) Total Investments $ 162,007 $ 152,441 $ (9,566) Pledged Investments 62,888 59,222 Unpledged Investments $ 99,119 $ 93,219 Summary of Securities Portfolio The portfolio is structured with relatively short expected average lives in order to enhance liquidity Weighted average book yield was 1.80% in 2Q2022 Expected average life of securities in the portfolio is 3.40 years 98.5% of the portfolio is available for sale; 1.5% is HTM 80.7% of the portfolio is fixed; 19.3% of the portfolio is floating At level rates, the portfolio is expected to generate an average of $1.7 million per month in cash flow for the next year At up 3%, the portfolio is expected to generate an average of $1.6 million per month in cash flow for the next year Additional Sources of Liquidity Amount Outstanding ($Millions) Additional Available ($Millions) Correspondent Banks $0.0 $45.0 Federal Reserve discount window $0.0 $1.2 FHLB Advances / Letters of Credit(1) $40.0 $250.4 Total $40.0 $296.6 (1) As of June 30, 2022, the available unused line of credit with the FHLB was $250.4 million. The line of credit may only be accessed to the extent that underlying collateral in the form of eligible loans or investment securities is pledged to the FHLB.

Interest Rate Scenario Net Interest Margin Impact (bps) Net Interest Income Impact (%) Next 12 Months Next 24 Months Next 12 Months Next 24 Months Up 300 basis points (6) 3 (1.5)% 0.7% Up 200 basis points 6 11 1.6% 3.0% Up 100 basis points 7 9 1.7% 2.5% Base 0 0 0.0% 0.0% Down 100 basis points (17) (22) (4.4)% (5.8)% Down 200 basis points (40) (54) (10.5)% (14.3)% Down 300 basis points (60) (85) (15.7)% (22.4)% Risk Management Interest Rate Sensitivity The following table summarizes the forecasted impact on net interest margin and net interest income using a base case scenario given upward and downward movements in interest rates of 100, 200 and 300 basis points (“bps”) based on forecasted assumptions of prepayment speeds, nominal interest rates and loan and deposit repricing rates. Estimates are as of June 30, 2022, and are based on current economic conditions, historical interest rate cycles and other factors deemed to be relevant.

Appendix Non-GAAP Reconciliations

Appendix

Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		Quarter Ended					Year to Date	
		6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021	6/30/2022	6/30/2021
TANGIBLE BALANCES								
Total assets		$ 955,385	$ 968,646	$ 958,302	$ 956,734	$ 946,946		
Less: Goodwill		7,435	7,435	7,435	7,435	7,435		
Less: Core deposit intangible		488	561	634	707	792		
Tangible assets	(a)	**$ 947,462**	**$ 960,650**	**$ 950,233**	**$ 948,592**	**$ 938,719**		
Total shareholders' equity		$ 82,576	$ 87,807	$ 90,064	$ 89,597	$ 88,778		
Less: Goodwill		7,435	7,435	7,435	7,435	7,435		
Less: Core deposit intangible		488	561	634	707	792		
Tangible common equity	(b)	**$ 74,653**	**$ 79,811**	**$ 81,955**	**$ 81,455**	**$ 80,551**		
Average shareholders' equity		$ 86,650	$ 89,502	$ 90,010	$ 89,603	$ 88,477	$ 88,068	$ 87,970
Less: Average goodwill		7,435	7,435	7,435	7,435	7,435	7,435	7,435
Less: Average core deposit intangible		523	596	669	746	836	559	882
Average tangible shareholders' equity	(c)	**$ 78,692**	**$ 81,471**	**$ 81,906**	**$ 81,422**	**$ 80,206**	**$ 80,074**	**$ 79,653**
Net income	(d)	**$ 1,415**	**$ 1,361**	**$ 1,711**	**$ 837**	**$ 953**	**$ 2,776**	**$ 1,903**
Common shares outstanding	(e)	**5,876**	**6,130**	**6,172**	**6,218**	**6,215**		
TANGIBLE MEASUREMENTS								
Tangible book value per common share	(b)/(e)	**$ 12.70**	**$ 13.02**	**$ 13.28**	**$ 13.10**	**$ 12.96**		
Tangible common equity to tangible assets	(b)/(a)	**7.88%**	**8.31%**	**8.63%**	**8.59%**	**8.58%**		
Return on average tangible common equity (annualized)	(1)	**7.21%**	**6.77%**	**8.29%**	**4.08%**	**4.76%**	**6.99%**	**4.82%**

(1) Calculation of Return on average tangible common equity (annualized) = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders' equity (c)

FIRST US | BANCSHARES, INC.

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Appendix Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

www.firstusbank.com Contact: Thomas S. Elley Chief Financial Officer telley@firstusbank.com 205.582.1200